                                                                                                        EXHIBIT 99(i)


                                                                          MERRILL LYNCH & CO., INC.
                                                                   PRELIMINARY UNAUDITED EARNINGS SUMMARY
                                                                   --------------------------------------


                                                                              FOR THE THREE MONTHS ENDED
                                                         ------------------------------------------------------------
(IN MILLIONS,                                                                                  PERCENT INC/(DEC)
                                                                                           --------------------------
 EXCEPT PER SHARE AMOUNTS)                               MAR. 29,   DEC. 29,    MAR. 31,    Q1 96 VS       Q1 96 VS
                                                          1996        1995        1995        Q4 95         Q1 95
                                                         --------   ---------   ---------  ------------   -----------
REVENUES:
  COMMISSIONS                                         $      989  $      847  $      685            17 %          44 %
  INTEREST AND DIVIDENDS                                   3,010       2,892       3,030             4            (1)
  PRINCIPAL TRANSACTIONS                                     982         566         675            73            46
  INVESTMENT BANKING                                         378         370         249             2            52
  ASSET MANAGEMENT AND PORTFOLIO
    SERVICE FEES                                             538         494         448             9            20
  OTHER                                                      122         124         117            (1)            4
                                                         --------   ---------   ---------  ------------   -----------

  TOTAL REVENUES                                           6,019       5,293       5,204            14            16

  INTEREST EXPENSE                                         2,758       2,680       2,783             3            (1)
                                                         --------   ---------   ---------  ------------   -----------

  NET REVENUES                                             3,261       2,613       2,421            25            35
                                                         --------   ---------   ---------  ------------   -----------

NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS                                1,691       1,299       1,270            30            33
  COMMUNICATIONS AND EQUIPMENT RENTAL                        131         136         111            (4)           17
  OCCUPANCY                                                  116         116         110             -             5
  DEPRECIATION AND AMORTIZATION                               98         100          86            (2)           14
  PROFESSIONAL FEES                                          130         107          99            22            32
  ADVERTISING AND MARKET DEVELOPMENT                         114         114          86             1            33
  BROKERAGE, CLEARING, AND EXCHANGE FEES                     106          94          84            13            27
  OTHER                                                      204         165         195            24             4
                                                         --------   ---------   ---------  ------------   -----------

  TOTAL NON-INTEREST EXPENSES                              2,590       2,131       2,041            22            27
                                                         --------   ---------   ---------  ------------   -----------

EARNINGS BEFORE INCOME TAXES                                 671         482         380            39            77

INCOME TAX EXPENSE                                           262         179         152            46            73
                                                         --------   ---------   ---------  ------------   -----------

NET EARNINGS                                          $      409   $     303  $      228            35 %          80 %
                                                         ========   =========   =========  ============   ===========


PREFERRED STOCK DIVIDENDS                             $       11   $      12  $       13
                                                         ========   =========   =========

NET EARNINGS APPLICABLE TO COMMON
 STOCKHOLDERS                                         $      398   $     291  $      215
                                                         ========   =========   =========


EARNINGS PER COMMON SHARE:
  PRIMARY                                             $     2.03  $     1.49   $    1.08
                                                         ========   =========   =========

  FULLY DILUTED                                       $     2.03  $     1.49   $    1.08
                                                         ========   =========   =========

AVERAGE SHARES:
  PRIMARY                                                  196.2       195.1       199.2
                                                         ========   =========   =========

  FULLY DILUTED                                            196.2       195.1       199.2
                                                         ========   =========   =========

NOTE:  PERCENTAGES ARE BASED ON ACTUAL NUMBERS BEFORE ROUNDING.



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